UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08244

Morgan Funshares

(Exact name of registrant as specified in charter)

1404 East Ninth Street

Cleveland OH 44114

(Address of principal executive offices)

(Zip code)

Robert F. Pincus

Fifth Third Bank

1404 East Ninth Street

Cleveland OH 44114

 (Name and address of agent for service)

Registrant's telephone number, including area code: (216) 274-5388

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2002

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Morgan Funshares

Annual Report

December 31, 2002

MORGAN FUNSHARES - LETTER TO SHAREHOLDERS – FOR 2002 Semi- ANNUAL REPORT

To Our Shareholders:

Our basic philosophy at Morgan Funshares is to own stocks in well know companies making habit forming commodities.  It has been our thought to stick with this philosophy through both good and bad times.  The stock market has not been very good so far this year and our fund has suffered along with the market.  Our only consolation is that we are down less than the S & P 500 Index for the year.

We remain confident in our philosophy of buying good companies and holding them for the long term.  Therefore, our policy of buy and hold is still in effect.  And, you will notice that the turnover ratio, which had always been low, is zero for year to date.

If any shareholder would like to submit a company for our consideration as our next purchase, we would be delighted to hear from you.

Best regards,

/s/Burton D. Morgan

Burton D. Morgan

Morgan Funshares

Average Annualized Returns Over
Various Time Periods
Through December 31, 2002

		Morgan Funshares	S&P 500 Total Return

	1 Year	-18.14%	-23.37%

	5 Year	-0.53%	-1.94%

06/30/94	Inception	6.66%	8.36%

[GRAPH OMITTED]

Morgan Funshares				S&P 500
	Share Price	Return	$10,000 Investment	Share Price	Return	$10,000 Investment
6/30/1994	$3.65	0%	$10,000.00	$444.27	0%	$10,000.00
12/31/1994	$3.66	0.27%	10,027.40	$459.27	3.38%	10,337.63
6/30/1995	$4.16	13.97%	11,397.26	$544.75	22.62%	12,261.69
12/31/1995	$4.67	27.81%	12,780.82	$615.93	38.64%	13,863.87
6/30/1996	$5.28	44.52%	14,452.05	$670.63	50.95%	15,095.10
12/31/1996	$5.37	46.99%	14,698.63	$740.74	66.73%	16,673.19
6/30/1997	$6.15	68.36%	16,835.62	$885.14	99.23%	19,923.47
12/31/1997	$6.49	77.81%	17,780.82	$970.43	118.43%	21,843.25
6/30/1998	$7.15	95.89%	19,589.04	$1,133.84	155.21%	25,521.42
12/31/1998	$7.71	111.23%	21,123.29	$1,229.23	176.69%	27,668.53
6/30/1999	$8.00	119.18%	21,917.81	$1,372.71	208.98%	30,898.10
12/31/1999	$7.35	101.37%	20,136.99	$1,469.25	230.71%	33,071.11
6/30/2000	$7.72	111.51%	21,150.68	$1,454.60	227.41%	32,741.35
12/31/2000	$8.18	124.11%	22,410.96	$1,320.28	197.18%	29,717.96
6/30/2001	$8.03	120.00%	22,000.00	$1,224.38	175.59%	27,559.37
12/31/2001	$7.72	111.51%	21,150.68	$1,148.08	158.42%	25,841.94
6/30/2002	$6.67	82.74%	18,273.97	$989.82	122.80%	22,279.69
12/31/2002	$6.32	73.15%	17,315.07	$879.82	98.04%	19,803.72

MORGAN FUNSHARES
		Schedule of Investments
		December 31, 2002
Shares/Principal Amount		Market Value	% of Assets
Beverage Alcoholic
12,000	Anheuser Busch Cos, Inc.	$ 580,800	7.82%

Beverage Non-Alcoholic
8,000	Coca Cola Co.	350,560
10,000	PepsiCo, Inc.	422,200
		772,760	10.40%
Computer Services
30,000	AOL Time Warner, Inc.*	393,000	5.29%

Consumer Products -Retail
4,000	Eastman Kodak Co.	140,160	1.89%

Consumer Products -Paper
8,000	Kimberly Clark Corp.	379,760	5.11%

Consumer Products -Food
6,400	McDonald's Corp.	102,912
50	J.M. Smucker Company	1,991
10,000	Wm. Wrigley Jr. Co.	548,800
		653,703	8.80%
Drugs & Toiletries
4,000	Pfizer, Inc.	122,280
2,500	Proctor & Gamble Co.	214,850
		337,130	4.54%
Electronic Semiconductor
4,500	Intel Corp.	70,065	0.94%

Entertainment
5,000	Harrah's Entertainment, Inc.*	198,000
8,000	Vivendi Universal (a)	128,560
9,000	Walt Disney Co.	146,790
		473,350	6.37%
Gaming
10,000	International Game Technology*	759,200	10.22%

Healthcare Products
12,000	Bristol Myers Squibb Co.	277,800
8,000	Gillette Co.	242,880
24,000	Johnson & Johnson	1,289,040
		1,809,720	24.36%
Medical Equipment & Supplies
1,200	Zimmer Holdings, Inc.*	49,824	0.67%

Tobacco
15,000	Phillip Morris Companies Inc.	607,950
2,000	RJ Reynolds Tobacco Holdings	84,220
		692,170	9.32%

Total Common Stocks (Cost $3,485,230)		7,111,642	95.73%

Cash Equivalents
259,814	Fifth Third Prime Money Market Fund-Rate .98%
	(Cost $259,814)	259,814	3.50%

	Total Investments (Cost $3,745,044)	7,371,456	99.23%

	Other Assets Less Liabilities	57,247	0.77%

	Net Assets	$ 7,428,703	100.00%

The accompanying notes are an integral part of the financial statements.

MORGAN FUNSHARES
Statement of Assets and Liabilities
December 31, 2002

Assets:
Investment Securities at Market Value	$ 7,371,456
(Identified Cost $3,745,044)
Dividends and Interest Receivable	20,854
Due from Advisor	53,644
Prepaid Insurance	11,813
Prepaid Expenses Relating to Rights Offering (Note 9)	143,400
Total Assets	7,601,167
Liabilities
Payables:
Accrued Expenses	171,435
Custodian Bank	1,029
Total Liabilities	172,464

Net Assets	$ 7,428,703
Net Assets Consist of:
Capital Paid In	3,802,281
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	10
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	3,626,412
Net Assets, for 1,175,990 Shares Outstanding	$ 7,428,703
Net Asset Value and Redemption Price
Per Share ($7,428,703/1,175,990 shares)	$ 6.32

The accompanying notes are an integral part of the financial statements.

MORGAN FUNSHARES
Statement of Operations
For the year ended December 31, 2002

Investment Income:
Dividends	$ 151,302
Interest	12,034
Total Investment Income	163,336
Expenses
Legal Fees	84,021
Management Fees (Note 3)	65,482
Accounting & Pricing Fees	40,926
Audit Fees	14,389
Registration Fees	11,000
Custodial Fees/Transfer Agent Fees	9,930
Printing	8,530
Insurance	5,712
Trustees' Fees	4,962
Other Miscellaneous Expenses	418
Total Expenses Before Waivers/Reimbursement	245,370
Reimbursement from Advisor	(81,870)
Total Expenses After Waivers/Reimbursement	163,500

Net Investment Loss	(164)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	-
Unrealized Gain (Loss) from Appreciation (Depreciation) on Investments	(1,655,404)
Net Realized and Unrealized Gain (Loss) on Investments	(1,655,404)

Net Increase (Decrease) in Net Assets from Operations	$(1,655,568)

The accompanying notes are an integral part of the financial statements.

MORGAN FUNSHARES
Statement of Changes in Net Assets
	1/1/2002	1/1/2001
	to	to
	12/31/2002	12/31/2001
From Operations:
Net Investment Loss	$ (164)	$ (37,991)
Net Realized Gain (Loss) on Investments	0	68,811
Net Unrealized Appreciation (Depreciation)	(1,655,404)	(520,713)
Increase (Decrease) in Net Assets from Operations	(1,655,568)	(489,893)

From Distributions to Shareholders
Net Investment Income	0	0
Net Realized Gain from Security Transactions	0	(43,536)
Total from Distributions	0	(43,536)

From Capital Share Transactions:
Proceeds From Sale of Shares	0	0
Reinvestment of Dividends	0	0
Cost of Shares Redeemed	0	0
	0	0

Net Increase/(Decrease) in Net Assets	(1,655,568)	(533,429)

Net Assets at Beginning of Period	9,084,271	9,617,700
Net Assets at End of Period	$ 7,428,703	$ 9,084,271

The accompanying notes are an integral part of the financial statements.

MORGAN FUNSHARES
Financial Highlights
Selected data for a share of common stock outstanding throughout the period:	1/1/2002 to 12/31/2002	1/1/2001 to 12/31/2001	1/1/2000 to 12/31/2000	1/1/1999 to 12/31/1999	1/1/1998 to 12/31/1998

Net Asset Value -
Beginning of Period	$7.72	$8.18	$7.35	$7.71	$6.49
Net Investment Income (Loss)	0.00	(0.03)	(0.04)	(0.04)	(0.03)
Net Gains or (Losses) on Securities
(realized and unrealized)	(1.40)	(0.39)	0.87	(0.32)	1.25
Total from Investment Operations	(1.40)	(0.42)	0.83	(0.36)	1.22

Distributions (from net investment income)	0.00	0.00	0.00	0.00	0.00
Distributions (from capital gains)	0.00	(0.04)	0.00	0.00	0.00
Total Distributions	0.00	(0.04)	0.00	0.00	0.00
Net Asset Value -
End of Period	$6.32	$7.72	$8.18	$7.35	$7.71
Market Value- End of Period	$5.02	$7.20	$7.00	$6.75	$7.00

Total Return	(18.14)%	(5.13)%	11.29%	(4.67)%	18.80%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	7,429	9,084	9,618	8,648	9,072
Ratio of Expenses to Average Net Assets (before waivers/reimbursements)	3.00%	1.98%	2.22%	1.98%	2.43%
Ratio of Expenses to Average Net Assets (after waivers/reimbursements)	2.00%	1.98%	2.00%	1.98%	2.00%
Ratio of Net Income to Average Net Assets(before waivers/reimbursements)	(1.00)%	(0.41)%	(0.74)%	(0.51)%	(0.86)%
Ratio of Net Income to Average Net Assets(after waivers/reimbursements)	0.00%	(0.41)%	(0.53)%	(0.51)%	(0.43)%
Portfolio Turnover Rate	0.00%	4.08%	9.05%	0.00%	0.00%

The accompanying notes are an integral part of the financial statements.

Morgan Funshares

Notes to Financial Statements

1.   Organization:

Morgan FunShares, Inc., “The Fund” is a non-diversified, closed-end management investment company that seeks appreciation of capital, primarily through investments in equity securities of companies that derive 50% or more of their revenues from the sale of consumer non-durable products and entertainment.  The Fund was incorporated under the laws of the State of Ohio, registered under The Investment Company Act of 1940, as amended for years ending after December 31, 1993.

2.   Significant Accounting Policies:

Securities Valuation:

The investments in securities are carried at market value.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of each business day or at fair value.  Short-term investments are valued at amortized cost, which approximates market value.  Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

Security Transaction Timing:

Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Interest income is recorded as earned.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Income Taxes:

It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other:

Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital.

3.   Investment Advisory Agreement

The Fund has entered into an investment advisory agreement with Burton D. Morgan.  Burton D. Morgan is a director and shareholder of the Fund.  The Investment Advisor received from the Fund as compensation for his services to the Fund an annual fee of .80% of the average value of the Fund's net assets.  The Advisor was paid $65,482 during the year ended December 31, 2002.  The Investment Advisor has agreed to waive or reimburse the Fund for any management fees and expenses, which cause the total expenses to exceed 2% of average net assets.  For the year ended December 31, 2002 the Advisor waived and/or reimbursed expenses totaling $81,870.

4.   Related Party Transactions

Certain officers and/or directors of the Fund are officers of Fifth Third Bank.  Fifth Third Bank provides transfer agency and custody services to the Fund.  Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

Fifth Third Securities, Inc. is a registered broker dealer.  Certain officers and/or directors of the Fund are officers and/or directors of the broker dealer.  Fifth Third Securities, Inc. is used to effect substantially all of the investment portfolio transactions for the Fund.   Since there were no security purchases or sales during the year ended December 31, 2002, no commissions were received by Fifth Third Securities, Inc.

5.   Capital Stock and Distribution

At December 31, 2002, 2,500,000 shares of capital stock without par value were authorized, and paid-in capital amounted to $3,802,281.  Transactions in common stock were as follows:

Shares sold	0
Shares retired	0
Net Increase	0
Shares Outstanding:
Beginning of Period	1,175,990
End of Period	1,175,990

Distributions to shareholders are recorded on the ex-dividend date.  Payments due to permanent differences have been charged to paid in capital.  Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

6.   Purchases and Sales of Securities

There were no purchases or sales of non U.S. government obligations and U.S. government obligations during the year ended December 31, 2002.

7.   Ownership-Control

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the Investment Company Act of 1940. As of December 31, 2001, Burt D. Morgan and family members beneficially owned 46.3% of the Fund and Cede & Co. held 44.9% of the Fund in an omnibus account for the benefit of others.

8.   Security Transactions

For Federal income tax purposes, the cost of investments owned at December 31, 2002 was the same as identified cost.

At December 31, 2002, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
4,077,614	(451,202)	3,626,412

9.     RIGHTS OFFERING:

The Board of Directors of the Fund has approved an issuance of non-transferable rights for its shareholders.               Each shareholder will receive one right for each common share owned on the record date.  These rights entitle shareholders to subscribe for additional common shares of the Fund.  The subscription ratio is one common share for every two rights.  The aggregate number of common shares to be issued is 587,995 (not including up to 146,998 additional common shares the Fund may issue to cover over-subscription requests).  Costs relating to the rights offering will be netted against the proceeds.  These costs total $143,400 as of December 31, 2002.  The estimated completion date of the rights offering is within the first six months of 2003.

10.  DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years 2002 and 2001 were as follows:

Distributions paid from:	2002	2001

Ordinary Income	$ 0	$ 0
Short-Term Capital Gain	0	0
Long-Term Capital Gain	0	43,546
	$ 0	$43,546

As of December 31, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 0
Undistributed long-term capital gains	10
Undistributed appreciation/ (depreciation)	$3,626,412
$3,626,422

There was no difference between the book basis and tax basis of unrealized appreciation.

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Name, Address, and Age	Positions Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director*
Disinterested Directors
William A. Dougherty 10 W. Streetsboro Street Hudson, OH 44236 Age: 44	Director of the Fund	Has served since 2001 Current term expires at Annual Meeting for 2003	President and Chief Executive Officer of Morgan Bank, N.A.	1	None
J. Martin Erbaugh 5100-C Darrow Road Hudson, OH 44236 Age: 55	Director of the Fund	Has served since 1994 Current term expires at Annual Meeting for 2003	President of The JM Erbaugh Company.	1	Chairman of the Board of Directors of Lesco, Inc. (a manufacturer and seller of lawn care and golf course maintenance products)
William H. Fellows FC Machine Tool & Design 1474 Main Street Cuyahoga Falls, OH 44221 Age: 85	Director of the Fund	Has served since 2001 Current term expires at Annual Meeting for 2003	Independent Consultant to FC Machine Tool & Design, Inc. (a manufacturer of metal parts).	1
James M. Hojnacki 75 East Market Street Akron, OH 44308 Age: 41	Director of the Fund	Has served since 1996 Current term expires at Annual Meeting for 2003	Regional Vice President for Provident Bank	1	None
John P. Laird 1360 N. Sandburg Terrace Suite 1703 Chicago, IL 60610 Age: 61	Director of the Fund	Has served since 2001 Current term expires at Annual Meeting for 2003	President of JPL Associates, Inc. (a marketing consulting firm) since 1995 Director of Business Development for SGS Net, LLC (internet design / marketing company) from 2000 to present Registered Representative with Financial Network Investment Corp. (an investment advisory company) since 2001	1	None
Leonard W. Lindh CF Lindh, 53 Trumbull Drive Hudson, OH 44236 Age: 75	Director of the Fund	Has served since October, 2002 Current term expires at Annual Meeting for 2003	National Accounts Manager of Farrel Corp. from 1956-1999	1	None
Interested Directors
Burton D. Morgan** 10 W. Streetsboro St Hudson, OH 44236 Age: 86	Director and Chairman of the Board of the Fund	Has served since 1993 Current term expires at Annual Meeting for 2003	Chairman of Morgan Bank, N.A. President of Basic Search, Inc. (a venture capital firm) Investment Adviser (sole proprietorship)	1	Director of Multi Color, Inc. (supplier of decorative label solutions and packaging services) Director of Morgan Adhesives, Inc. (an adhesives manufacturer)
Robert F. Pincus** 1404 E. 9th St., 6th Floor Cleveland, OH 44114 Age: 58	Director of the Fund President of the Fund	Has served since 1993 Current term expires at Annual Meeting for 2003	Assistant Vice President, Senior Investment Executive with Fifth Third Securities, Inc. since 2001. Employed by various affiliates of Fifth Third and its predecessor Maxus since 1985.	1	None
James C. Onorato** 6559 Wilson Mills Rd., #102 Cleveland, OH 44143 Age: 46	Director of the Fund Vice President of the Fund	Has served as director since 1998 Current term expires at Annual Meeting for 2003	President of Summit Capital, Inc. (a financial services company) since 1998 Vice President / Portfolio Manager for Maxus Investment Group (now Fifth Third / Maxus Investment Advisors) from 1995 – 1997	1	None

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and

Board of Directors

Morgan FunShares, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan FunShares, Inc., including the schedule of portfolio investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended,  and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash held by the custodian as of December 31, 2002, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan FunShares, Inc. as of December 31, 2002, the results of its operations for the year then ended,  the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/McCurdy & Associates CPA’s, Inc.

McCurdy & Associates CPA's, Inc.

Westlake, Ohio  44145

January 10, 2003

Morgan Funshares, Inc.

1404 East Ninth Street, 6th Floor, Cleveland, Ohio 44114

(216) 274-5388

Investment Advisor

Burton D. Morgan

10 West Streetsboro Street

Hudson, Ohio 44236

Board of Directors

William A. Dougherty

J. Martin Erbaugh

William H. Fellows

James M. Hojnacki

John P. Laird

Leonard W. Lindh

Burton D. Morgan

James C. Onorato

Robert F. Pincus

Officers

Burton D. Morgan, Chairman

Robert F. Pincus, President

James C. Onorato, Vice-President

Catherine Kantorowski, Secretary

Custodian

Fifth Third Bank

Mutual Fund Services

38 Fountain Square Plaza

MD 1090E5

Cincinnati, OH  45263

Transfer Agent

Fifth Third Bank

Mutual Fund Services

38 Fountain Square Plaza

MD 1090E5

Cincinnati, OH  45263

Legal Counsel

Buckingham, Doolittle & Burroughs

50 South Main Street

P.O. Box 1500

Akron, Ohio 44309

Auditor

McCurdy & Associates CPA’s Inc.

27955 Clemens Road

Westlake, Ohio 44145

This report is provided for the general information of the shareholders of Morgan Funshares, Inc. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2.  Code of Ethics.   Not applicable to Annual Reports for the period ended December 31, 2002.

Item 3.  Audit Committee Financial Expert. Not applicable to Annual Reports for the period ended December 31, 2002.

Items 4-8.  Reserved

Item 9.  Controls and Procedures.  Not applicable to Reports for the period ended December 31, 2002.

Item 10.  Exhibits.  Certifications required by Item 10(b) of Form N-CSR are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Funshares

By /s/Robert F. Pincus

     Robert F. Pincus

     President

Date March 10, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Robert F. Pincus

     Robert F. Pincus

     President

Date March 10, 2003

By /s/James C. Onorato

     James C. Onorato

     Treasurer

Date March 10, 2003

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